Exhibit 4.1


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                             RP ENTERTAINMENT, INC.
                  100,000,000 Common Shares, $0.001 Par Value


Cert. No. ________  Shares_____________  THIS CERTIFIES that  ____________is the registered holder of __________________ Shares of

                             RP ENTERTAINMENT, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers this _____ day of ______, A.D. 2000.

                                     [Corporate Seal Nevada]

--------------------------------
John Holt Smith, Secretary
Douglas S. Borghi, President

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

_____________ Transfer Company
[city state______]

 ASSIGNMENT FOR VALUE RECEIVED,______________________________
hereby sell, assign and transfer unto

(Please print or type name, address and SS# or ID number of
Assignee)
------------------------------------------------------------
Shares
(Type Number of Shares)
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________________________________ Attorney
                   (Type Full Name)

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
------------------------------------------
Name:
------------------------------------------

Name:

Notice: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any whatever.

Notice: Signatures must be guaranteed by a registered brokerage firm, a bank or a trust company.



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